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                                                                    Exhibit 23-1



                     Independent Public Accountant's Consent


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements Files No. 333-90457 and No. 333-17003.

Vienna, Virginia

March 30, 2001